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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2003



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


      ILLINOIS                             1-12936                                36-3228472
(State of Incorporation)          (Commission File Number)           (I.R.S. Employer Identification No.)
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                      2701 SPRUCE STREET, QUINCY, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


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INFORMATION TO BE INCLUDED IN THIS REPORT



Items 1 through 4, item 6 and items 8 through 12 are inapplicable and are omitted from this Report.



Item 5.           OTHER EVENTS



         Titan Tire, a subsidiary of Titan International, Inc. (NYSE: TWI), is consolidating all tire manufacturing into its principal tire facility located in Des Moines, Iowa. See press release dated July 28, 2003.



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS



         (a)      Not applicable



         (b)      Not applicable



         (c)      Exhibits

                  99       Press release dated July 28, 2003 regarding Titan
                           Tire, a subsidiary of Titan International, Inc.
                           (NYSE: TWI), consolidating all tire manufacturing into its principal tire facility located in Des
                           Moines, Iowa



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         TITAN INTERNATIONAL, INC.
                                               (Registrant)



Date:  July 28, 2003            By:     /s/ Kent W. Hackamack
     ---------------               --------------------------------
                                         Kent W. Hackamack
                                         Vice President of Finance and Treasurer
                                         (Principal Financial Officer and
                                           Principal Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------


99                                  Press release dated July 28, 2003 regarding
                                    Titan Tire, a subsidiary of Titan
                                    International, Inc. (NYSE: TWI),
                                    consolidating all tire manufacturing into its principal tire facility located in Des
                                    Moines, Iowa